Summary of Significant Accounting Policies (Details Textual)	6 Months Ended
Jun. 30, 2018
Summary of Significant Accounting Policies (Textual)
Subscription service revenue, description	Subscription service revenue is derived from a subscription-based licensing model with contract terms typically ranging from one to three years, and consists of (1) subscription fees from the licensing of the Company's security-as-a-service platform or Threat Intelligence Services and (2) subscription fees for software with support and related future updates where the software updates are critical to the customers' ability to derive benefit from the software due to the fast changing nature of the technology.
Deferred commissions, description	Commissions paid upon the initial acquisition of a contract are amortized over an estimated period of benefit of five years while commissions paid related to renewal contracts are amortized over a contractual renewal period.